Scudder
Zero
Coupon
2000 Fund

Annual Report
December 31, 1995

o For investors who seek as high an investment return over a select period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.
o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER ZERO COUPON 2000 FUND

   CONTENTS

   2 In Brief
   3 Letter from the Fund's President
   4 Performance Update
   5 Portfolio Management Discussion
   8 Investment Portfolio
   9 Financial Statements
  12 Financial Highlights
  13 Notes to Financial Statements
  16 Report of Independent Accountants
  17 Tax Information
  17 Officers and Trustees
  18 Investment Products
     and Services
  19 How to Contact
     Scudder

     IN BRIEF

o Reflecting an environment of slow but steady economic growth and continuing declines in interest rates, Scudder Zero Coupon 2000 Fund posted a strong total return of 19.08% for the 12-month period ended December 31, 1995.

BAR CHART TITLE:
        Average Annual Total Returns For Periods Ended December 31, 1995

CHART PERIOD:
        December 31, 1994 to December 31, 1995

CHART DATA:
           1 Year         19.08*       19.24**
           3 Years         8.35*        8.51**
           5 Years        10.55*        9.80**

               * Scudder Zero Coupon 2000 Fund
               **Lehman Brothers Government/Corporate Bond Index

CALLOUT TO PRECEDING CHART:
o The Fund's strategy during the period included a focus on four- and seven-year Treasuries, maturities that strongly benefited from 1995's interest rate declines.

                                                LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Global fixed-income markets were generally strong in 1995, as slow growth, moderate inflation, and falling interest rates provided a positive economic environment. The U.S. bond market was no exception to this trend and in fact was one of the more remarkable stories of the year, as long-term interest rates declined sharply.

         While a repeat in the coming year of 1995's exceptional performance is unlikely, the outlook for U.S. fixed-income securities is positive. The prospect of slow growth and low inflation provides a favorable backdrop with respect to the direction of interest rates. In fact, a mild and brief recession is a possibility that would be a plus for the bond market.

         We see a number of trends underway that support the long-term outlook for low inflation in the U.S. and around the world. Technology is bringing efficiencies to every stage of the product cycle, from design to distribution. Globalization has widened the competitive universe, making inflationary price increases less likely. Deregulation is subjecting major industries to market discipline, increasing capacity and reducing supply bottlenecks. While investing will always involve uncertainties and market fluctuation, the net result of these forces may well be an era of disinflationary growth that benefits investors and raises living standards worldwide.

         As you know, the interests of the Fund's shareholders are represented by the Fund's Board of Trustees. We would like to take this opportunity to welcome the Board's newest independent member, Sheryle J. Bolton.

         If you have questions about Scudder Zero Coupon 2000 Fund or other Scudder investments, please contact an Investor Relations representative at 1-800-225-2470. Page 19 provides more information on how to contact Scudder. Thank you for your continued investment in Scudder Zero Coupon 2000 Fund.

                                   Sincerely,
                                   /s/Daniel Pierce
                                   Daniel Pierce
                                   President,
                                   Scudder Zero Coupon 2000 Fund

SCUDDER ZERO COUPON 2000 FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER ZERO COUPON 2000 FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,908    19.08%    19.08%
5 Year    $16,508    65.08%    10.55%
Life of
 Fund*    $26,957   169.57%    10.53%

LB GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,924    19.24%    19.24%
5 Year    $15,960    59.60%     9.80%
Life of
 Fund*    $23,965   139.65%     9.29%

*The Fund commenced operations on
 February 4, 1986. Index comparisons
 begin February 28, 1986.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Zero Coupon Fund
Year            Amount
----------------------
2/28/86        $10,000
86             $11,022
87             $10,139
88             $11,326
89             $13,635
90             $14,262
91             $17,118
92             $18,510
93             $21,472
94             $19,770
95             $23,543

LB Government/Corporate Bond Index
Year            Amount
----------------------
2/28/86        $10,000
86             $11,031
87             $11,284
88             $12,139
89             $13,867
90             $15,016
91             $17,437
92             $18,759
93             $20,829
94             $20,098
95             $23,965

The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31

                       1986*   1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $12.62  $10.34  $10.92  $12.61  $12.27  $13.76  $12.55  $12.85  $10.95  $12.38
INCOME DIVIDENDS..   $   --  $ 1.22  $  .63  $  .52  $  .83  $  .94  $  .93  $  .83  $  .31  $  .62
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $  .11  $   --  $  .03  $  .08  $   --  $ 1.39  $  .89  $  .59  $   --
FUND TOTAL
RETURN (%)........    26.20   -8.01   11.71   20.39    4.59   20.03    8.13   16.00   -7.92   19.08
INDEX TOTAL
RETURN (%)........    10.31    2.29    7.58   14.23    8.28   16.12    7.58   11.03   -3.51   19.24


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the one year, five year, and life of Fund periods would have been lower.

SCUDDER ZERO COUPON 2000 FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         During the 12 months ended December 31, 1995, Scudder Zero Coupon 2000 Fund benefited from a strong rally in the U.S. Treasury market. The Fund posted a total return of 19.08% for the year ended December 31 in keeping with the 19.24% return of the unmanaged Lehman Brothers Government/Corporate Bond Index. The Fund's net asset value rose to $12.38 per share on December 31, 1995, from $10.95 on December 31, 1994. Also contributing to the Fund's total return were income distributions to shareholders totalling $0.62 per share.

         Scudder Zero Coupon 2000 Fund seeks to provide investors with as high an investment return over a selected period as is consistent with direct investments in government securities. With a specified maturity date in December 2000, a reasonably predictable return to the investor can be identified at the time of investment. The Fund invests in high-quality zero-coupon bonds that pay no cash income but, similar to savings bonds, are issued at substantial discounts to their value at maturity. When held to maturity, a zero-coupon bond's entire return comes from the difference between its issue price and its maturity value.

                    Slow Growth an Ideal Environment

         Throughout 1995, the U.S. economy grew but did so at a controlled pace. The buildup of consumer spending that had worried economists and the bond market in 1994 gave way to more cautious spending and an easing of inflation fears. The U.S. Treasury market reacted extremely favorably to the new environment and experienced one of its best years ever. For example, the yield of the 30-year Treasury bond declined from 7.88% at the close of 1994 to 5.95% at 1995 year end, a drop of almost two percentage points with a resulting increase in price of 26.77%.

         In addition to slow growth and only modest inflation, several additional factors propelled the Treasury rally: The Federal Reserve moved from a tightening to an easing stance, lowering the federal funds rate in July and again in late December; foreign investors purchased Treasury securities in large quantities; and in Washington both political parties expressed their desire to design a plan that will ultimately balance the federal budget.

SCUDDER ZERO COUPON 2000 FUND

LINE CHART TITLE:  Yields of Treasury Securities

CHART DATA:
                   12/31/94            12/31/95
                   --------            --------
      3 mos         5.682                5.072
      6 mos         6.495                5.147
      1 yr          7.162                5.132
      2 yrs         7.690                5.150
      3 yrs         7.778                5.208
      5 yrs         7.827                5.374
     10 yrs         7.827                5.570
     30 yrs         7.876                5.949


                                Portfolio Review

     As managers of Scudder Zero Coupon 2000 Fund, our goal is to maximize the value of your investment on the December 2000 maturity date. Since the Fund's zero coupon bonds lack the cushion of regular interest payments, the Fund can be more volatile than other fixed-income investments of comparable maturity. Because some shareholders may need to redeem Fund shares before the maturity date, we try to limit share price volatility where possible while at the same time seeking a higher return than other fixed-income investments.

     Over the first half of 1995, we pursued a cautious strategy, given the volatility of the Treasury market during the previous year. We shortened the Fund's duration to 4.86 years at the end of March from 5.01 years at the close of 1994. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.) As our confidence grew that interest rates would decline, we gradually extended the Fund's duration over the remainder of the year, to 5.25 years as of December 31, 1995.

     In terms of the Fund's portfolio structure, as we observed varying changes in interest rates at differing maturities we adjusted the portfolio to benefit as much as possible from the prevailing environment while staying within the bounds of the Fund's maturity requirements. By the end of 1995 the Fund was focused primarily on Treasury securities with four- and seven-year maturities, two areas we feel are likely to strongly benefit from continuing interest rate declines.

                                                 PORTFOLIO MANAGEMENT DISCUSSION

                                   Our Outlook

     In light of continuing evidence of further economic slowing in 1996 - with a second half downturn a possibility - we are optimistic about the bond market's prospects over the next several months. Interest rates should continue to decline overall but to a lesser degree than in 1995. There may also be pockets of volatility ahead, as bond market participants react to budgetary and political news. As always, we will keep a close eye on events influencing the market and adjust the Fund's maturity structure accordingly. We will continue to work to maximize Scudder Zero Coupon 2000 Fund's value on its maturity date.

Sincerely,

Your Portfolio Management Team

/s/Ruth Heisler                     /s/Renee L. Ross
Ruth Heisler                        Renee L. Ross

/s/Stephen A. Wohler
Stephen A. Wohler


                               Scudder Zero Coupon
                                   2000 Fund:
                          A Team Approach to Investing

     Scudder Zero Coupon 2000 Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Zero Coupon 2000 Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Ruth Heisler has responsibility for overseeing the Fund's day-to-day operations and setting the Fund's investment strategy. Ruth has been in charge of security selection since 1988 and has been involved in bond research and investing at Scudder since 1953. Renee L. Ross, Portfolio Manager, assists Ruth with trading bonds for the Fund's portfolio. Renee has worked on the team since 1986 and at Scudder since 1981. Stephen Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Steve has over 15 years' experience managing fixed income investments and has been with Scudder since 1979.

SCUDDER ZERO COUPON 2000 FUND
INVESTMENT PORTFOLIO  as of December 31, 1995
-------------------------------------------------------------------------------------------------------------------------

                           % of         Principal                                                                Market
                        Portfolio       Amount ($)                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------------
                         100.0%         U.S. GOVERNMENT & AGENCIES
                                        ---------------------------------------------------------------------------------

                                           290,000  U.S. Treasury Note, 5.125%, 11/30/98 ....................     289,049
                                           275,000  U.S. Treasury Note, 5%, 1/31/99 .........................     272,938
                                         2,859,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 11/15/98 (5.25%*) ..............   2,463,772
                                            97,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 2/15/99 (5.28%*) ...............      82,433
                                         1,773,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 2/15/00 (5.33%*) ...............   1,427,566
                                         2,113,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 8/15/00 (5.35%*) ...............   1,655,683
                                           690,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 11/15/00 (5.36%*) ..............     533,356
                                        12,972,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 2/15/01 (5.37%*) ...............   9,887,258
                                        13,662,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 2/15/02 (5.45%*) ...............   9,828,306
                                           290,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 11/15/02 (5.50%*) ..............     199,717
                                         2,779,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 2/15/03 (5.53%*) ...............   1,884,607
                                         1,398,000  U.S. Treasury Separate Trading Registered
                                                     Interest and Principal, 5/15/03 (5.55%*) ...............     933,626
                                                                                                               ----------
                                                    TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                     (Cost $27,771,791) (a) .................................  29,458,311
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

                        (a)  The cost for federal income tax purposes was $27,922,756.  At December 31, 1995, net unrealized appreciation for all securities was $1,535,555.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,535,555.

                          *  Bond equivalent yield to maturity; not a coupon rate.


   The accompanying notes are an integral part of the financial statements.

                                                                               FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------

DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $27,771,791)
 (Note A) ......................................................                        $29,458,311
Cash ...........................................................                            392,614
Receivables:
 Interest ......................................................                              7,053
 Fund shares sold ..............................................                             34,885
                                                                                        -----------
  Total assets .................................................                         29,892,863
LIABILITIES
Payables:
 Fund shares redeemed ..........................................        $607,441
 Accrued management fee (Note C) ...............................          10,245
 Other accrued expenses (Note C) ...............................          51,840
                                                                        --------
  Total liabilities ............................................
                                                                                            669,526
                                                                                        -----------
Net assets, at market value ....................................                        $29,223,337
                                                                                        ===========
NET ASSETS
Net assets consist of:
 Undistributed net investment income ...........................                        $   734,456
 Unrealized appreciation on investments ........................                          1,686,520
 Accumulated net realized loss .................................                         (1,230,465)
 Shares of beneficial interest .................................                             23,598
 Additional paid-in capital ....................................                         28,009,228
                                                                                        -----------
Net assets, at market value ....................................                        $29,223,337
                                                                                        ===========
NET ASSET VALUE, offering and redemption price per share
 ($29,223,337 -:- 2,359,785 outstanding shares of
 beneficial interest, $.01 par value, unlimited number
 of shares authorized) .........................................                             $12.38
                                                                                             ======

   The accompanying notes are an integral part of the financial statements.

SCUDDER ZERO COUPON 2000 FUND
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest .................................................                       $1,770,805
Expenses:
Management fee (Note C) ..................................      $161,182
Services to shareholders (Note C) ........................        88,378
Custodian and accounting fees (Note C) ...................        45,069
Trustees' fees and expenses (Note C) .....................        12,806
Auditing .................................................        32,328
Reports to shareholders ..................................        23,623
State registration .......................................        17,939
Legal ....................................................        10,354
Other ....................................................         6,411
                                                                --------
Total expenses before reductions .........................       398,090
Expense reductions (Note C) ..............................      (129,399)
                                                                --------
Expenses, net ............................................                          268,691
                                                                                 ----------
Net investment income ....................................                       $1,502,114
                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments .......................                          233,090
Net unrealized appreciation on investments
 during the period .......................................                        2,939,161
                                                                                 ----------
Net gain on investments ..................................                        3,172,251
                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....                       $4,674,365
                                                                                 ==========

   The accompanying notes are an integral part of the financial statements.

                                                                               FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

                                                                         YEARS ENDED DECEMBER 31,
                                                                         ------------------------
INCREASE (DECREASE) IN NET ASSETS                                           1995           1994
---------------------------------------------------------------------------------------------------

Operations:
Net investment income ..............................................    $ 1,502,114     $ 1,313,676
Net realized gain (loss) from investments ..........................        233,090      (1,399,239)
Net unrealized appreciation (depreciation)
 on investments during the period ..................................      2,939,161      (2,122,299)
                                                                        -----------     -----------
Net increase (decrease) in net assets
 resulting from operations .........................................      4,674,365      (2,207,862)
                                                                        -----------     -----------
Distributions to shareholders:
From net investment income ($.62 and $.31 per
 share, respectively) ..............................................     (1,407,675)       (674,895)
                                                                        -----------     -----------
From net realized gains from investments
 ($.59 per share) ..................................................             --      (1,284,256)
                                                                        -----------     -----------
Fund share transactions:
Proceeds from shares sold ..........................................     13,696,852      10,304,177
Net asset value of shares issued to
 shareholders in reinvestment of
 distributions .....................................................      1,372,320       1,933,362
Cost of shares redeemed ............................................    (13,980,558)    (13,967,971)
                                                                        -----------     -----------
Net increase (decrease) in net assets from
 Fund share transactions ...........................................      1,088,614      (1,730,432)
                                                                        -----------     -----------
INCREASE (DECREASE) IN NET ASSETS ..................................      4,355,304      (5,897,445)
Net assets at beginning of period ..................................     24,868,033      30,765,478
                                                                        -----------     -----------
NET ASSETS AT END OF PERIOD (including
 undistributed net investment income of
 $734,456 and $640,017, respectively) ..............................    $29,223,337     $24,868,033
                                                                        ===========     ===========
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ..........................      2,271,921       2,394,451
                                                                        -----------     -----------
Shares sold ........................................................      1,155,838         891,083
Shares issued to shareholders in
 reinvestment of distributions .....................................        116,327         169,739
Shares redeemed ....................................................     (1,184,301)     (1,183,352)
                                                                        -----------     -----------
Net increase (decrease) in Fund shares .............................         87,864        (122,530)
                                                                        -----------     -----------
Shares outstanding at end of period ................................      2,359,785       2,271,921
                                                                        ===========     ===========

   The accompanying notes are an integral part of the financial statements.

SCUDDER ZERO COUPON 2000 FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                           Years Ended December 31,
                                        -------------------------------------------------------------------------------------------
                                        1995     1994     1993     1992     1991     1990     1989     1988     1987(b)     1986(c)
                                        -------------------------------------------------------------------------------------------
Net asset value,
 beginning of period ...............   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92   $10.34     $12.62     $10.00
                                       ------   ------   ------   ------   ------   ------   ------   ------     ------     ------
Income from investment
 operations:
 Net investment income (a) .........      .65      .59      .79      .94      .99      .86      .51      .63        .91        .56
 Net realized and
  unrealized gain
  (loss) on investments ............     1.40    (1.59)    1.23      .17     1.44     (.29)    1.73      .58      (1.86)      2.06
                                       ------   ------   ------   ------   ------   ------   ------   ------     ------     ------
Total from investment
 operations ........................     2.05    (1.00)    2.02     1.11     2.43      .57     2.24     1.21       (.95)      2.62
                                       ------   ------   ------   ------   ------   ------   ------   ------     ------     ------
Less distributions:
 From net investment
  income ............................    (.62)    (.31)    (.83)    (.93)    (.94)    (.83)    (.52)    (.63)     (1.22)        --
 From net realized gains
  on investments ....................      --     (.59)    (.89)   (1.39)      --     (.08)    (.03)      --       (.11)        --
                                       ------   ------   ------   ------   ------   ------   ------   ------     ------     ------
Total distributions .................    (.62)    (.90)   (1.72)   (2.32)    (.94)    (.91)    (.55)    (.63)     (1.33)        --
                                       ------   ------   ------   ------   ------   ------   ------   ------     ------     ------
Net asset value, end of
 period .............................  $12.38   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92     $10.34     $12.62
                                       ======   ======   ======   ======   ======   ======   ======   ======     ======     ======
TOTAL RETURN (%) (d) ................   19.08    (7.92)   16.00     8.13    20.03     4.59    20.39    11.71      (8.01)     26.20**
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of period
 ($ millions) .......................      29       25       31       29       33       33       32        5          2          1
Ratio of operating expenses
 net, to average daily
 net assets (%) (a) .................    1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00       1.00       1.00*
Ratio of net investment
 income to average
 daily net assets (%) ...............    5.59     5.23     5.29     6.38     7.12     7.62     7.10     8.10       8.13       7.27*
Portfolio turnover rate (%) .........    86.6     89.3    101.6    118.8     90.7     98.5     87.1    149.2       37.3       79.4*

(a) Portion of expenses
     reimbursed by the
     Adviser (Note C) ...............  $   --   $   --   $   --   $   --   $   --   $   --   $   --   $  .14     $  .29     $  .26
    Management fee not
     imposed by the
     Adviser (Note C) ...............  $  .06   $  .05   $  .04   $  .04   $  .03   $  .04   $  .04   $  .04     $  .06     $  .04
    Ratio of operating
     expenses including
     management and other
     expenses not imposed
     and reimbursement
     absorbed (%) ...................    1.48     1.47     1.28     1.28     1.23     1.39     1.62     3.37       4.13       5.64*
(b) Per share amounts for the year ended December 31, 1987 have been calculated using the monthly weighted average shares outstanding during the year method.
(c) For the period February 4, 1986 (commencement of operations) to December 31, 1986.
(d) Total returns are higher due to maintenance of the Fund's expenses.
  * Annualized
 ** Not annualized

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date. It is expected that the Fund will be liquidated in December of the year 2000.

The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $1,062,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($884,000) and December 31, 2003 ($178,000), the respective expiration dates. In addition, from November 1, 1995 through December 31, 1995, the Fund incurred approximately $18,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1996.

SCUDDER ZERO COUPON 2000 FUND
--------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes. Distributions to shareholders are recorded on the ex-dividend date.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the year ended December 31, 1995, purchases and sales of investment securities were $23,424,178 and $23,754,932, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1% of average daily net assets until April 30, 1996. For the year ended December 31, 1995, the management fee aggregated $161,182, of which $129,399 was not imposed.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the year ended December 31, 1995, $70,706 was charged to the Fund by SSC, of which $8,650 was unpaid at December 31, 1995.

Effective January 10, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $36,756, of which $3,125 is unpaid at December 31, 1995.

The Trust pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses amounted to $12,806.

SCUDDER ZERO COUPON 2000 FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER FUNDS TRUST AND THE SHAREHOLDERS OF SCUDDER ZERO COUPON 2000 FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Zero Coupon 2000 Fund including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended and for the period February 4, 1986 (commencement of operations) to December 31, 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Zero Coupon 2000 Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended and for the period February 4, 1986 (commencement of operations) to December 31, 1986, in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 9, 1996

                                                                 TAX INFORMATION

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund. For corporate shareholders no amount of the income dividends paid by the Fund qualified for the dividends received deduction.

In many states the amount of income you received from direct obligations of the U.S. Government is exempt from your state income taxes. Of the Zero Coupon 2000 Fund's dividend from ordinary income, which includes net short-term capital gains, 100% was derived from direct obligations of the U.S. Government.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.



                                                           OFFICERS AND TRUSTEES


Daniel Pierce*
    President and Trustee

Sheryle J. Bolton
    Trustee; Consultant

Thomas J. Devine
    Trustee; Consultant

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dr. Wilson Nolen
    Trustee; Consultant

Juris Padegs*
    Trustee

Lynn S. Birdsong*
    Trustee

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

David S. Lee*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Thomas M. Poor*
    Vice President

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary


*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------

              Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
              Tax Free Money Market+                                   Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
              Tax Free+                                                Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*              Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
              Growth and Income                                        Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------

                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)         Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------

                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
-----------------------------------------------------------------------------------------------------------------

                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++A no-load variable annuity contract provided by Charter National Life
Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers
Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                                                          HOW TO CONTACT SCUDDER

 Account Service and Information
-------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
-------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
-------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
-------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
-------------------------------------------------------------------------------------------------------------

                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
-------------------------------------------------------------------------------------------------------------
    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.
 *  Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long- term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.